UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 22, 2005

BALLISTIC RECOVERY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-15318	41-1372079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Airport Road, South St. Paul, MN		55075-3541
(Address of principal executive offices)		(Zip Code)

(651) 457-7491

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers.

Effective as of July 22, 2005 corporation (the “Company”)  announced that it has appointed Donald Hedquist as its Chief Financial Officer.

Mr. Hedquist, has been the Company’s Controller since May 2005. Prior to that and since June 2000, he was Corporate Controller for Uponor North America Inc., a plumbing and hearing manufacturing company. From 1988 to June 2000, Mr. Hedquist was an Audit Manager with Lund, Koehler, Cox & Arkema, an accounting firm.

Mr. Hedquist does not have any family relationship with any current executive officer or director of the Company. Neither Mr. Hedquist nor any member of his family are a party to any other transaction or proposed transaction with the Company.

Item 9.01. Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Exhibits

Press Release dated July 22, 2005, attached hereto and incorporated herein by reference as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLISTIC RECOVERY SYSTEMS, INC.
(REGISTRANT)

Date: July 26, 2005	By:	/s/ Larry E. Williams
Name: Larry E. Williams
Title: President and CEO

EXHIBIT INDEX

EXHIBIT

99.1	Press Release dated July 22, 2005